CUI GLOBAL

Proposed Transaction to Create a Diversified Energy Services Company ("*Pro Forma* CUI")

May 15, 2019

Presented by

William J. Clough
President & Chief Executive Officer

Daniel N. Ford
Chief Financial Officer & Chief Operating Officer, Energy Division

NASDAQ:CUI

Forward-Looking Statement

The release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinion, belief or forecasts of future events and performance. A statement identified by the use forward-looking words including "will," "may," "expects," "projects," "anticipates," "plans," "believes," "estimate," "should," and certain of the other foregoing statements may be deemed forward-looking statements. Although CUI believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. We may experience significant fluctuations in future operating results due to a number of economic, competitive, and other factors, including, among other things, our reliance on third-party manufacturers and suppliers, government agency budgetary and political constraints, new or increased competition, changes in market demand, and the performance or reliability of our products. These factors and others could cause operating results to vary significantly from those in prior periods, and those projected in forward-looking statements. Additional information with respect to these and other risk factors, which could materially affect us and our operations, are included in our Annual Report on Form 10-K and other filings with the SEC, including the Form 8-K to which this press release is attached, available at the SEC's website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made as of the date hereof. We take no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company.

Strategic Rationale

✓ Aligns with CUI Global's strategy to assess growth and market opportunities across the two segments of its business to improve shareholder value.

✓ Positions *Pro Forma* CUI to capitalize on midstream and downstream energy companies' expected record CAPEX spend.

- With aggregate revenues of $350M and EBITDA of $40M+

✓ Brings seasoned, industry executives to *Pro Forma* CUI led by former Quanta Services CEO Jim O'Neil.

✓ Positions CUI Global as a public company platform to enable *Pro Forma* CUI to embark on an aggressive acquisition strategy.

- Path to $1.0B in revenues and ~$180M in EBITDA within 18 months of transaction close

Proposed Leadership Overview



Jim O'Neil
Pro Forma CUI Vice-Chairman and Chief Executive Officer



Rusty Brown
Former Executive Vice President & Corporate Development at Shaw Group

William J. Clough
President and General Counsel



Acquisition – Target 1

Acquisition – Target 2

Acquisition – Target 3

Acquisition – Target 4

CUI GLOBAL

Pro Forma CUI: Target Companies

Targets

Target 1 - provides critical maintenance and repair services to downstream and midstream companies in the oil & gas industries. Customers include Fortune 100 and 500 energy companies such as: ExxonMobil and Motiva.

Target 2 - a diversified infrastructure services provider supporting utility, oil and gas and other industries with power generation and electrical installation and construction services. Customers include Fortune 100 and 500 companies such as: BP, OG&E, Noble Energy, and more.

Target 3 - an industrial services firm focused on insulation and related services across a wide range of industries throughout North America and the Caribbean. Customers include: KBR, Kiewit, Gulf Island Fabrication, and others.

Target 4 - a wireless telecommunications firm focused on site acquisition activities and construction for the wireless industry that operates in the Southeastern United States and Puerto Rico. Customers include: AT&T, MasTec, Nokia, Verizon, and more.

Illustrative Customer Base

ExxonMobil MOTIVA

bp OG&E noble energy

KBR Kiewit

GULF ISLAND FABRICATION, INC

MasTec verizon

NOKIA

Proposed Transaction Highlights

COMPONENTS	– Issuance of ~160 million shares of CUI Global stock; – $30 million in cash; – A $45 million, 1-year unsecured sellers' note; – The assumption of $15 million of sellers' outstanding secured debt; – An earn-out payable over 5 years of up to $200 million, depending on certain specific performance criteria.
TIMELINE	– Definitive agreement by June 1, 2019 – Filing of Proxy – Special Stockholders' Meeting
ANTICIPATED CLOSING	– 3Q 2019

CUIGLOBAL

William J. Clough, Esq
President & CEO
wclough@cuiglobal.com
VOX: 503-612-2307
FAX: 503-612-2385
MOB: 925-989-6651

Daniel N. Ford
CFO/COO, Energy Division
dford@cuiglobal.com
VOX: 503-612-2319
FAX: 503-612-2385
MOB: 503-504-1137

NASDAQ:CUI

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